UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2010
PATRIOT NATIONAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Connecticut	000-29599	06-1559137

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bedford Street, Stamford, Connecticut	06901

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 324-7500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 26, 2010, the Board of Directors of Patriot National Bancorp, Inc. (“Patriot”), amended and restated its by-laws primarily to restructure the committee structure of the Board of Directors. The amended and restated by-laws are attached to this report as Exhibit 3(ii) and incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

3(ii)	Amended and Restated by-laws

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.
Date: November 1, 2010	By:	/s/ Robert F. O’Connell
Robert F. O’Connell
Senior Executive Vice President and Chief Financial Officer